UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: June 5, 2012
(Date of earliest event reported)

Data I/O Corporation
(Exact name of registrant as specified in its charter)

Commission File Number: 0-10394

_____________________________________

Washington	91-0864123
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

6464 185th Ave. N.E., Suite 101 Redmond, WA 98052
(Address of principal executive offices, including zip code)

(425) 881-6444
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items reported in this filing:

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers Item 9.01 Financial Statements and Exhibits

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On June 5, 2012, the board of directors (the “Board”) of Data I/O Corporation (the “Company”) appointed Brian Crowley to the Board effective June 5, 2012.

There were no arrangements or understandings pursuant to which Mr. Crowley was selected as a Director and Mr. Crowley qualifies as an independent director.  There were no related party transactions to report between Mr. Crowley and the Company.

Mr. Crowley has been assigned to the Audit Committee, Corporate Governance and Nominating Committee and the Compensation Committee.

A copy of the press release announcement is furnished in exhibit 99 to this current report.

Item 9.01 Financial Statements and Exhibits.

(d)                 Exhibits

Exhibit No.	Description

99	Press Release: Data I/O Corporation Appoints Brian Crowley to Board of Directors

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Data I/O Corporation

June 7, 2012	By: /s/ Joel S. Hatlen Joel S. Hatlen Vice President Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

99	Press Release: Data I/O Corporation Appoints Brian Crowley to Board of Directors

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Exhibit 99.0

Joel Hatlen
Vice President and Chief Financial Officer
Data I/O Corporation
6464 185th Ave. NE, Suite 101
Redmond, WA 98052
(425) 881-6444
investorrelations@dataio.com

Data I/O Corporation Appoints Brian Crowley to Board of Directors

Redmond, WA, June 6, 2012 – Data I/O Corporation (NASDAQ: DAIO), the leading provider of e.MMC, Flash and Microcontroller device programming and IP management solutions used in wireless, consumer electronics and automotive electronics,  today announced the appointment of Brian  Crowley to Data I/O’s Board of Directors effective June 5, 2012.

Crowley is currently the President and Chief Executive Officer (CEO) for BSquare Corporation (NASDAQ: BSQR) in Bellevue, Washington, the leading provider of embedded solutions, engineering services and production ready software products for the smart device market.   Prior to joining BSquare in 1999, Mr. Crowley was with DataChannel, a developer of enterprise portals where he held executive positions including Vice President of Engineering and Vice President of Marketing. Mr. Crowley also served as the Vice President of Operations at Consortio, the Director of Development at Sequel Technology and various executive management positions at Applied Microsystems Corporation including Vice President and General Manager of the Motorola products and quality assurance divisions.

"We are delighted that Brian will be joining us," said Fred Hume, President and CEO of Data I/O Corporation. "His extensive executive management experience and knowledge of the software industry and the device programming market including alternative methods to socketed programming makes him a valuable addition to our Board."

Brian holds a B.S. in Electrical Engineering from Arizona State University.

Brian Crowley will join the Company’s existing directors: Doug Brown, Fred Hume, Ken Myer, Steve Quist and Bill Walker.

About Data I/O Corporation:

Celebrating 40 years of expertise in delivering intellectual property to programmable devices, Data I/O offers complete, integrated manufacturing solutions in wireless, automotive, programming center, semiconductor, and industrial control market segments for OEM, ODM, EMS and semiconductor companies. Data I/O is the leader in programming and provides hardware and software solutions for turn-key programming and device testing services, as well as in-system (on-board), in-line (right before use at the SMT line), or in-socket (off-line) programming. These solutions are scalable for small, medium and large volume applications with different device mixes.  Data I/O Corporation has headquarters in Redmond, Wash., with sales and services worldwide. For further information, visit the company’s website at http://www.dataio.com

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